HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-72042                                            HV-5795 - PremierSolutions (Standard - Series A)

333-72042                                            HV-7969 - PremierSolutions (State of Iowa Retirement Investors Club 403(b))

333-151805                                      HV-6776 - Premier Innovations(SM)

Supplement dated February 25, 2010 to your Prospectus dated May 1, 2009

At a special meeting held on January 26, 2010, the Shareholders of Hartford Value Opportunities HLS Fund approved the Plan of Reorganization that provides for the reorganization of Hartford Value Opportunities HLS Fund into Hartford Value HLS Fund.  All assets of Hartford Value Opportunities HLS Fund will be transferred into the Hartford Value HLS Fund.  Shareholders of the Hartford Value Opportunities HLS Fund will receive shares of the Hartford Value HLS Fund.  The reorganization of the Hartford Value Opportunities HLS Fund is scheduled to take place at the close of business of the New York Stock Exchange on or about March 19, 2010.

Due to the reorganization, you will no longer be able to allocate Contributions or make transfers to the Hartford Value Opportunities HLS Fund Sub-Account, including program trades, on or after the close of business of the New York Stock Exchange on March 18, 2010.  As a result of the reorganization, if any of your Participant Account value is currently invested in the Hartford Value Opportunities HLS Fund Sub-Account, that Participant Account value will be transferred into the Hartford Value HLS Fund Sub-Account.

Effective on or about March 19, 2010 the following changes are made to your prospectus:

On the first page of your prospectus, the following information is added alphabetically to the list of portfolios companies:

Hartford Value HLS Fund — Class IB

In the section entitled “The Fund”, under the subsection “Insurance Company Dedicated Mutual Funds:” the following information is added alphabetically:

Sub-Account	Investment Objective Summary	Investment Adviser/Sub- Adviser
Hartford Value HLS Fund- Class IB	Seeks long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

If any portion of your future Contributions are allocated to the Hartford Value Opportunities HLS Fund Sub-Account that amount will be directed to the Hartford Value HLS Fund Sub-Account after the close of business on the New York Stock Exchange on or about March 19, 2010.  Effective as of the close of business of the New York Stock Exchange on or about March 19, 2010, any transaction that includes an allocation to the Hartford Value Opportunities HLS Fund Sub-Account will be automatically allocated to the Hartford Value HLS Fund Sub-Account.

Effective as of the close of business of the New York Stock Exchange on March 19, 2010, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program or Asset Rebalancing Program with allocation to the Hartford Value Opportunities HLS Fund Sub-Account, that allocation will be directed to the Hartford Value HLS Fund Sub-Account after the close of trading on the New York Stock Exchange on or about March 19, 2010.

Effective as of the close of business of the New York Stock Exchange on March 19, 2010, all references and information contained in the prospectus to the Hartford Value Opportunities HLS Fund are deleted.

This supplement should be retained with the prospectus for future reference.